UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2006

ASPEN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24786	04-2739697
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

Ten Canal Park, Cambridge MA	02141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 949-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.         Results of Operations and Financial Condition

On November 7, 2006, we issued a press release announcing our financial results for the three months ended September 30, 2006.  The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Form 8-K.

In addition, on November 9, 2006, we issued a press release with respect to, among other things, certain changes in the operating results reflected in the press release issued on November 7, 2006.  The full text of this press release is attached as Exhibit 99.2 to this Form 8-K.

The information in this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as expressly set forth by specific reference in such a filing.

Item 4.02.         Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 9, 2006, we issued a press release announcing that, in the course of preparing our financial statements for the three months ended September 30, 2006 and completing our quarterly report on Form 10-Q for that period, we identified, with respect to the fiscal year ended June 30, 2006, (1) an error in the accounting for stock-based compensation due to a calculation error associated with estimated forfeiture rates upon the adoption of Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, as of July 1, 2005, and (2) an error in the accounting for revenues.  In order to correct these errors, we will restate our financial statements for the fiscal year ended June 30, 2006 to reflect (a) additional stock-based compensation expense of approximately $1.4 million and (b) additional revenues of approximately $0.3 million.  In light of the foregoing, our previously issued financial statements for the fiscal year ended June 30, 2006 and the accompanying report of our independent registered public accounting firm should not be relied upon.

The audit committee of the board of directors and authorized members of our management have discussed, and will continue to discuss, the matters disclosed in this Item 4.02 with our independent registered public accounting firm.

The full text of the press release issued in connection with this announcement is attached as Exhibit 99.2 to this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as expressly set forth by specific reference in such a filing.

Item 9.01.Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press release issued by Aspen Technology, Inc. on November 7, 2006
99.2	Press release issued by Aspen Technology, Inc. on November 9, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: November 13, 2006	By:	/s/ Frederic G. Hammond
Frederic G. Hammond
Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Aspen Technology, Inc. on November 7, 2006
99.2	Press release issued by Aspen Technology, Inc. on November 9, 2006